UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2007

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a — 12 under the Exchange Act (17 CFR 240.14a — 12)

☐  Pre-commencement communications pursuant to Rule 14d — 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐  Pre-commencement communications pursuant to Rule 13e — 4(c) under the Exchange Act (17 CFR 240.13e — 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2007, The ServiceMaster Company (“ServiceMaster”) announced that Ernie Mrozek, Vice Chairman and Chief Financial Officer, has decided to leave ServiceMaster effective February 29, 2008.  Mr. Mrozek currently has responsibility for finance and accounting, strategic sourcing, investor relations, and risk and safety.

A copy of the press release issued by ServiceMaster announcing the departure of Mr. Mrozek is attached hereto as exhibit 99.1 and incorporated herein by reference.

On September 27, 2007, in connection with his departure, ServiceMaster entered into an agreement (the “Acknowledgement”) with Mr. Mrozek acknowledging that Mr. Mrozek’s departure triggers the payout provisions of the Change In Control Severance Agreement, dated as of October 31, 2001 (the “Agreement”), between ServiceMaster and Mr. Mrozek (a form of which has previously been filed with the Securities and Exchange Commission).  Pursuant to the Agreement, and based on a February 29, 2008 separation date, Mr. Mrozek would be paid a lump sum amount of approximately $6.0 million in severance and prorated bonuses under ServiceMaster’s Annual Bonus Plan and Corporate Performance Plan, subject to withholding and other deductions.  Mr. Mrozek will also be entitled to receive a gross-up payment in the event that any severance payment he receives is subject to excise tax and interest and/or penalties related thereto.  In addition, Mr. Mrozek and his dependents will continue to be covered under ServiceMaster’s medical, disability and life insurance policies for the three years immediately following his separation date.

A copy of the Acknowledgement is attached as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Acknowledgement is qualified in its entirety by reference to the full text of the Acknowledgement.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1	Agreement, dated as of September 27, 2007, between Ernie Mrozek and The ServiceMaster Company

99.1	Press Release, dated September 27, 2007, announcing the departure of Ernie Mrozek

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2007	THE SERVICEMASTER COMPANY

	By:	/s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Agreement, dated as of September 27, 2007, between Ernie Mrozek and The ServiceMaster Company

99.1	Press Release, dated September 27, 2007, announcing the departure of Ernie Mrozek